UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2005

BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 270-1086

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

BANCFIRST CORPORATION

CONSOLIDATED BALANCE SHEET

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,
	2004	2003
ASSETS
Cash and due from banks	$100,564	$155,367
Interest-bearing deposits with banks	15,643	3,761
Federal funds sold	130,000	105,809
Securities (market value: $561,242 and $566,461, respectively)	560,234	564,735
Loans:
Total loans (net of unearned interest)	2,093,515	1,947,223
Allowance for loan losses	(25,746)	(26,148)

Loans, net	2,067,769	1,921,075
Premises and equipment, net	68,643	66,423
Other real estate owned	2,035	3,428
Intangible assets, net	6,203	4,726
Goodwill	30,046	27,611
Accrued interest receivable	18,723	19,006
Other assets	47,117	49,428

Total assets	$3,046,977	$2,921,369

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$807,474	$720,366
Interest-bearing	1,849,960	1,865,324

Total deposits	2,657,434	2,585,690
Short-term borrowings	27,707	16,610
Accrued interest payable	3,884	3,741
Other liabilities	18,542	21,546
Long-term borrowings	7,815	11,063
Junior subordinated debentures	51,804	25,000
Minority interest	2,294	2,347

Total liabilities	2,769,480	2,665,997

Commitments and contingent liabilities
Stockholders’ equity:
Common stock, $1.00 par (shares issued: 7,840,796 and 7,822,637, respectively)	7,841	7,823
Capital surplus	63,054	60,819
Retained earnings	203,450	176,893
Accumulated other comprehensive income, net of income tax of $1,187 and $5,128, respectively	3,152	9,837

Total stockholders’ equity	277,497	255,372

Total liabilities and stockholders’ equity	$3,046,977	$2,921,369

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
INTEREST INCOME
Loans, including fees	$31,705	$28,823	$119,294	$115,050
Securities:
Taxable	5,483	5,260	21,144	21,960
Tax-exempt	343	410	1,455	1,601
Federal funds sold	910	494	2,798	2,319
Interest-bearing deposits with banks	50	41	74	102

Total interest income	38,491	35,028	144,765	141,032

INTEREST EXPENSE
Deposits	5,993	5,818	22,528	27,900
Short-term borrowings	120	85	332	305
Long-term borrowings	120	179	548	1,263
Junior subordinated debentures	1,103	612	4,111	2,447

Total interest expense	7,336	6,694	27,519	31,915

Net interest income	31,155	28,334	117,246	109,117
Provision for loan losses	899	1,354	2,699	3,722

Net interest income after provision for loan losses	30,256	26,980	114,547	105,395

NONINTEREST INCOME
Trust revenue	1,211	1,039	4,490	4,267
Service charges on deposits	6,514	6,684	27,063	25,771
Securities transactions	(90)	204	(236)	3,283
Income from sales of loans	636	609	1,316	2,303
Other	6,687	3,065	19,222	13,196

Total noninterest income	14,958	11,601	51,855	48,820

NONINTEREST EXPENSE
Salaries and employee benefits	15,779	14,393	63,216	57,326
Occupancy and fixed assets expense, net	1,634	1,764	6,488	6,187
Depreciation	1,648	1,498	6,128	5,455
Amortization of intangibles assets	307	178	831	580
Data processing services	623	655	2,493	2,339
Net expense from other real estate owned	171	227	524	401
Loss on early extinguishment of debt	—	—	—	2,429
Marketing and business promotions	937	837	3,382	2,906
Other	6,663	6,849	25,682	27,759

Total noninterest expense	27,762	26,401	108,744	105,382

Income before taxes	17,452	12,180	57,658	48,833
Income tax expense	(6,418)	(4,359)	(20,482)	(16,951)

Net income	11,034	7,821	37,176	31,882
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities	(2,509)	(1,653)	(6,839)	(3,928)
Reclassification adjustment for (gains) losses included in net income	58	(133)	154	(2,134)

Comprehensive income	$8,583	$6,035	$30,491	$25,820

NET INCOME PER COMMON SHARE
Basic	$1.41	$1.00	$4.75	$4.07

Diluted	$1.38	$0.98	$4.65	$4.00

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(Dollars in thousands, except per share data)

(1) GENERAL

The accompanying consolidated financial statements include the accounts of BancFirst Corporation, Century Life Assurance Company, Council Oak Partners LLC, Wilcox & Jones, Inc., and BancFirst and its subsidiaries (the “Company”). The operating subsidiaries of BancFirst are Council Oak Investment Corporation, Citibank Insurance Agency, Inc., BancFirst Agency, Inc., Lenders Collection Corporation, and PremierSource, LLC. Three other operating subsidiaries of BancFirst, Mojave Asset Management Company, Desert Asset Management Company, and Delamar Asset Management Limited Partnership, were liquidated and dissolved in August 2004. One other operating subsidiary of BancFirst, Express Financial Corporation, was liquidated and dissolved in December 2004. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 2003, the date of the most recent annual report. Certain amounts in the 2003 financial statements have been reclassified to conform to the 2004 presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. These estimates relate principally to the determination of the allowance for loan losses, income taxes and the fair values of financial instruments. Such estimates and assumptions may change over time and actual amounts realized may differ from those reported.

(2) RECENT ACCOUNTING PRONOUNCEMENTS

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” (“FIN 46”) which provides guidance for determining when an entity should consolidate another entity that meets the definition of a variable interest entity. Special purpose entities and other types of entities are assessed for consolidation under this new guidance. FIN 46 requires a variable interest entity to be consolidated if the company will absorb a majority of the expected losses, will receive a majority of the expected residual returns, or both. FIN 46 was effective immediately for interests in variable interest entities acquired after January 31, 2003. It applied in the first interim period after June 15, 2003 to interests in variable interest entities acquired before February 1, 2003. As of October 9, 2003, the FASB deferred compliance with FIN 46 from July 1, 2003 to the first period ending after December 15, 2003 for variable interest entities created prior to February 1, 2003. However, the Company adopted FIN 46 on July 1, 2003, as originally issued, and de-consolidated BFC Capital Trust I. In December 2003, the FASB issued a revision of FIN 46 (“Revised FIN 46”) that codified the proposed modifications and other decisions previously issued through certain FASB Staff Positions, made other revisions, and superceded the original FIN 46. The effect of this de-consolidation was to remove the $25,000 of 9.65% Capital Securities and the related interest expense from the Company’s consolidated financial statements, and instead report the $25,000 as part of Junior Subordinated Debentures issued by BancFirst Corporation to the Trust, and the related interest expense thereon. A potential result of the de-consolidation of the Trust could be that the 9.65% Capital Securities and the 7.20% Cumulative Trust Preferred Securities described in note (3) would no longer be included in the Company’s Tier 1 capital. The Federal Reserve Board has issued interim guidance that allows such securities to continue to qualify as Tier 1 capital while the issue of de-consolidation continues under review. In May 2004, the Federal Reserve Board requested public comment on a proposed rule that would retain trust preferred securities in Tier 1 capital, but with stricter limits.

In May 2003, the FASB issued FAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” This statement is effective for all new and modified financial instruments beginning with the first interim period beginning after June 15, 2003. FAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, could be accounted for as equity and requires that those instruments be classified as liabilities, or assets in certain circumstances. The adoption of this new standard did not have a material effect on the Company’s consolidated financial statements.

In March 2004, the FASB ratified EITF Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,” (“EITF 03-1”) which provides guidance on recognizing other-than-temporary impairments on certain investments. The Issue is effective for other-than-temporary impairment evaluations for investments accounted for under FAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” as well as non-marketable equity securities accounted for under the cost method for reporting periods beginning after June 15, 2004. The adoption of this new standard did not have a material effect on the Company’s consolidated financial statements.

In December 2004, the FASB issued FAS No. 123 (revised 2004), “Share-Based Payment,” which is a revision of FAS No. 123, “Accounting for Stock-Based Compensation”. FAS No. 123(R) supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and amends FAS No. 95, “Statement of Cash Flows”. Generally, the approach in FAS No. 123(R) is similar to the approach described in FAS No. 123. However, FAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. FAS No. 123(R) must be adopted no later than July 1, 2005. Early adoption will be permitted in periods in which financial statements have not yet been issued. The Company expects to adopt FAS No. 123(R) on July 1, 2005.

(3) RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

In January 2003, the Company repurchased 320,000 shares of its common stock for $14,400. The shares were repurchased through a market-maker in the Company’s stock and the repurchase was not a part of the Company’s ongoing Stock Repurchase Program.

In October 2003, the Company completed the acquisition of Lincoln National Bancorporation (“Lincoln”) of Oklahoma City, Oklahoma for cash of $16,949. Lincoln had consolidated total assets of approximately $107,673. As a result of the acquisition, Lincoln was merged into the Company, and Lincoln’s wholly-owned bank subsidiary, Lincoln National Bank, became a subsidiary of the Company and was merged into BancFirst in February 2004. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company’s consolidated financial statements from the date of the acquisition forward.

In November 2003, BancFirst completed the acquisition of the Hobart and Lone Wolf, Oklahoma branches of Gold Bank. As a result of the acquisition, BancFirst purchased approximately $16,256 of loans and other assets, and assumed approximately $40,465 of deposits, for a premium of approximately $2,731. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company’s consolidated financial statements from the date of the acquisition forward.

In January 2004, BancFirst Corporation established BFC Capital Trust II (“BFC II”), a trust formed under the Delaware Business Trust Act. BancFirst Corporation owns all of the common securities of BFC II. In February 2004, BFC II issued $25,000 of aggregate liquidation amount of 7.20% Cumulative Trust Preferred Securities (the “Trust Preferred Securities”) to other investors. In March 2004, BFC II issued an additional $1,000 in Trust Preferred Securities through the execution of an over-allotment option. The proceeds from the sale of the Trust Preferred Securities and the common securities of BFC II were invested in $26,804 of 7.20% Junior Subordinated Debentures of BancFirst Corporation. Interest payments on the 7.20% Junior Subordinated Debentures are payable January 15, April 15, July 15 and October 15 of each year. Such interest payments may be deferred for up to twenty consecutive quarters. The stated maturity date of the 7.20% Junior Subordinated Debentures is March 31, 2034, but they are subject to mandatory redemption pursuant to optional prepayment terms. The Trust Preferred Securities represent an undivided interest in the 7.20% Junior Subordinated Debentures, are guaranteed by BancFirst Corporation, and currently qualify as Tier 1 regulatory capital but could potentially be excluded in the future as discussed in note (2). During any deferral period or during any event of default, BancFirst Corporation may not declare or pay any dividends on any of its capital stock.

In October 2004, the Company completed the acquisition of Wilcox & Jones, Inc., an independent insurance agency headquartered in Tulsa, Oklahoma for $4.8 million. As a result of the acquisition, Wilcox & Jones was merged into the Company and became a wholly-owned subsidiary of BancFirst Corporation. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition will be included in the Company’s consolidated financial statements from the date of the acquisition forward.

In October 2004, the Company sold a minority interest it owned in a community bank and recognized a gain of approximately $2.4 million.

(4) SECURITIES

The table below summarizes securities held for investment and securities available for sale.

	December 31,
	2004	2003
Held for investment at cost (market value: $33,168 and $40,191, respectively)	$32,160	$38,465
Available for sale, at market value	528,074	526,270

Total	$560,234	$564,735

5) LOANS AND ALLOWANCE FOR LOAN LOSSES

The following is a schedule of loans outstanding by category:

	December 31,
	2004		2003
	Amount	Percent	Amount	Percent
Commercial and industrial	$382,438	18.27%	$409,910	21.05%
Agriculture	93,691	4.48	85,094	4.37
State and political subdivisions:
Taxable	3,093	0.15	221	0.01
Tax-exempt	15,822	0.76	20,560	1.06
Real Estate:
Construction	152,402	7.28	153,755	7.90
Farmland	83,887	4.01	83,843	4.31
One to four family residences	502,015	23.98	441,010	22.65
Multifamily residential properties	11,987	0.57	10,316	0.53
Commercial	544,370	26.00	455,961	23.41
Consumer	273,548	13.07	265,437	13.63
Other	30,262	1.43	21,116	1.08

Total loans	$2,093,515	100.00%	$1,947,223	100.00%

Loans held for sale (included above)	$9,066		$4,115

The Company’s loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company’s underwriting standards and management’s credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company’s interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company’s loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term.

Changes in the allowance for loan losses are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Balance at beginning of period	$25,568	$24,890	$26,148	$24,367

Charge-offs	(937)	(1,557)	(4,179)	(4,493)
Recoveries	216	197	1,078	1,288

Net charge-offs	(721)	(1,360)	(3,101)	(3,205)

Provisions charged to operations	899	1,354	2,699	3,722
Additions from acquisitions	—	1,264	—	1,264

Total additions	899	2,618	2,699	4,986

Balance at end of period	$25,746	$26,148	$25,746	$26,148

The net charge-offs by category are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Commercial, financial and other	$339	$677	$1,370	$1,494
Real estate – construction	—	(2)	(7)	70
Real estate – mortgage	157	245	754	471
Consumer	225	440	984	1,170

Total	$721	$1,360	$3,101	$3,205

(6) NONPERFORMING AND RESTRUCTURED ASSETS

Below is a summary of nonperforming and restructured assets:

	December 31,
	2004	2003
Past due over 90 days and still accruing	$3,149	$2,674
Nonaccrual	8,688	13,381
Restructured	362	415

Total nonperforming and restructured loans	12,199	16,470
Other real estate owned and repossessed assets	2,513	3,939

Total nonperforming and restructured assets	$14,712	$20,409

Nonperforming and restructured loans to total loans	0.58%	0.85%

Nonperforming and restructured assets to total assets	0.48%	0.70%

(7) CAPITAL

The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company’s assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company’s financial statements. The required minimums and the Company’s respective ratios are shown below.

	Minimum Required	December 31,
		2004	2003
Tier 1 capital		$293,650	$240,532
Total capital		$319,791	$266,765
Risk-adjusted assets		$2,304,018	$2,136,970
Leverage ratio	3.00%	9.75%	8.33%
Tier 1 capital ratio	4.00%	12.75%	11.26%
Total capital ratio	8.00%	13.88%	12.48%

To be “well capitalized” under federal bank regulatory agency definitions, a depository institution must have a Tier 1 Ratio of at least 6%, a combined Tier 1 and Tier 2 Ratio of at least 10%, and a Leverage Ratio of at least 5%. As of December 31, 2004 and 2003, the Company was considered to be “well capitalized”. There are no conditions or events since the most recent notification of the Company’s capital category that management believes would change its category.

(8) STOCK REPURCHASE PLAN

In November 1999, the Company adopted a new Stock Repurchase Program (the “SRP”) authorizing management to repurchase up to 300,000 shares of the Company’s common stock. The SRP was amended in May 2001 to increase the number of shares authorized to be purchased by 277,916 shares and was amended again in August 2002 to increase the number of shares authorized to be purchased by 182,265 shares. The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company’s Executive Committee. At December 31, 2004 there were 208,126 shares remaining that could be repurchased under the SRP. Below is a summary of the shares repurchased under the program.

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Number of shares repurchased	—	1,075	41,500	40,075
Average price of shares repurchased	$—	$55.75	$56.85	$45.80

(9) COMPREHENSIVE INCOME

The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. Below is a summary of the tax effects of this unrealized gain or loss.

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Unrealized gain (loss) during the period:
Before-tax amount	$(3,928)	$(2,124)	$(10,828)	$(5,525)
Tax (expense) benefit	1,419	471	3,989	1,597

Net-of-tax amount	$(2,509)	$(1,653)	$(6,839)	$(3,928)

The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Unrealized gain (loss) on securities:
Beginning balance	$5,603	$11,623	$9,837	$15,899
Current period change	(2,509)	(1,653)	(6,839)	(3,928)
Reclassification adjustment for (gains) losses included in net income	58	(133)	154	(2,134)

Ending balance	$3,152	$9,837	$3,152	$9,837

(10) NET INCOME PER COMMON SHARE

Basic and diluted net income per common share are calculated as follows:

	Income (Numerator)	Shares (Denominator)	Per Share Amount
Three Months Ended December 31, 2004
Basic
Income available to common stockholders	$11,034	7,835,094	$1.41

Effect of stock options	—	184,315

Diluted
Income available to common stockholders plus assumed exercises of stock options	$11,034	8,019,409	$1.38

Three Months Ended December 31, 2003
Basic
Income available to common stockholders	$7,821	7,820,450	$1.00

Effect of stock options	—	156,422

Diluted
Income available to common stockholders plus assumed exercises of stock options	$7,821	7,976,872	$0.98

Year Ended December 31, 2004
Basic
Income available to common stockholders	$37,176	7,830,513	$4.75

Effect of stock options	—	165,023

Diluted
Income available to common stockholders plus assumed exercises of stock options	$37,176	7,995,536	$4.65

Year Ended December 31, 2003
Basic
Income available to common stockholders	$31,882	7,835,589	$4.07

Effect of stock options	—	137,286

Diluted
Income available to common stockholders plus assumed exercises of stock options	$31,882	7,972,875	$4.00

Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options’ exercise prices were greater than the average market price of the common shares.

	Shares	Average Exercise Price
Three Months Ended December 31, 2004	—	$—
Three Months Ended December 31, 2003	—	$—
Year Ended December 31, 2004	—	$—
Year Ended December 31, 2003	9,918	$52.59

BANCFIRST CORPORATION

SELECTED CONSOLIDATED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Per Common Share Data
Net income – basic	$1.41	$1.00	$4.75	$4.07
Net income – diluted	1.38	0.98	4.65	4.00
Cash dividends	0.28	0.25	1.06	0.94
Performance Data
Return on average assets	1.43%	1.07%	1.22%	1.12%
Return on average stockholders’ equity	15.90	12.21	13.83	12.74
Cash dividend payout ratio	19.86	25.00	22.32	23.10
Net interest spread	4.02	3.95	3.89	3.85
Net interest margin	4.48	4.31	4.29	4.27
Efficiency ratio	60.20	66.11	64.31	66.72
Net charge-offs total loans	0.14	0.29	0.16	0.18

	December 31,
	2004	2003
Balance Sheet Data
Book value per share	$35.39	$32.64
Tangible book value per share	30.77	28.51
Average loans to deposits (year-to-date)	74.47%	73.33%
Average earning assets to total assets (year-to-date)	91.02	91.24
Average stockholders’ equity to average assets (year-to-date)	8.85	8.81
Asset Quality Ratios
Nonperforming and restructured loans to total loans	0.58%	0.85%
Nonperforming and restructured assets to total assets	0.48	0.70
Allowance for loan losses to total loans	1.23	1.34
Allowance for loan losses to nonperforming and restructured loans	211.05	158.76

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Three Months Ended December 31,
	2004			2003
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$2,047,852	$31,836	6.18%	$1,868,742	$28,959	6.15%
Securities - taxable	524,211	5,483	4.16	512,825	5,260	4.07
Securities - tax exempt	34,256	527	6.12	40,095	631	6.24
Federal funds sold	189,593	960	2.01	216,540	534	0.98

Total earning assets	2,795,912	38,806	5.52	2,638,202	35,384	5.32

Nonearning assets:
Cash and due from banks	132,655			118,758
Interest receivable and other assets	170,267			161,971
Allowance for loan losses	(25,586)			(25,865)

Total nonearning assets	277,336			254,864

Total assets	$3,073,248			$2,893,066

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$432,721	332	0.31%	$400,304	312	0.31%
Savings deposits	729,393	2,251	1.23	720,775	1,872	1.03
Time deposits	693,480	3,410	1.96	746,445	3,634	1.93
Short-term borrowings	27,463	120	1.74	30,461	85	1.11
Long-term borrowings	8,075	120	5.91	11,378	179	6.24
Junior subordinated debentures	51,804	1,103	8.47	25,000	612	9.71

Total interest-bearing liabilities	1,942,936	7,336	1.50	1,934,363	6,694	1.37

Interest-free funds:
Noninterest-bearing deposits	828,777			679,326
Interest payable and other liabilities	25,453			25,296
Stockholders’ equity	276,082			254,081

Total interest-free funds	1,130,312			958,703

Total liabilities and stockholders’ equity	$3,073,248			$2,893,066

Net interest income		$31,470			$28,690

Net interest spread			4.02%			3.95%

Net interest margin			4.48%			4.31%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Year Ended December 31,
	2004			2003
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$1,981,918	$119,813	6.05%	$1,822,895	$115,660	6.34%
Securities – taxable	530,340	21,144	3.99	504,429	21,960	4.35
Securities - tax exempt	35,688	2,239	6.27	38,016	2,463	6.48
Federal funds sold	217,602	2,872	1.32	226,182	2,421	1.07

Total earning assets	2,765,548	146,068	5.28	2,591,522	142,504	5.50

Nonearning assets:
Cash and due from banks	126,747			120,166
Interest receivable and other assets	171,917			153,569
Allowance for loan losses	(25,937)			(24,956)

Total nonearning assets	272,727			248,779

Total assets	$3,038,275			$2,840,301

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$432,116	1,255	0.29%	$382,885	1,576	0.41%
Savings deposits	746,864	8,284	1.11	709,332	9,246	1.30
Time deposits	717,290	12,989	1.81	767,597	17,078	2.22
Short-term borrowings	27,404	332	1.21	27,460	305	1.11
Long-term borrowings	8,819	548	6.21	21,745	1,263	5.81
Junior subordinated debentures	47,540	4,111	8.65	25,000	2,447	9.79

Total interest-bearing liabilities	1,980,033	27,519	1.39	1,934,019	31,915	1.65

Interest-free funds:
Noninterest bearing deposits	765,011			625,972
Interest payable and other liabilities	24,332			29,985
Stockholders’ equity	268,899			250,325

Total interest-free funds	1,058,242			906,282

Total liabilities and stockholders’ equity	$3,038,275			$2,840,301

Net interest income		$118,549			$110,589

Net interest spread			3.89%			3.85%

Net interest margin			4.29%			4.27%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date February 18, 2005	/s/ Randy P. Foraker
(Signature)
Randy P. Foraker
Executive Vice President and
Chief Risk Officer;
Assistant Secretary/Treasurer
(Principal Accounting Officer)